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                                                                   EXHIBIT 10.29

             AGREEMENT TO MODIFY A MEMORANDUM OF LICENSE AGREEMENT
             -----------------------------------------------------

MADE AND ENTERED INTO ON THIS 15/TH/ DAY OF DECEMBER, 2000

BY AND BETWEEN:  GATOR MARKETING CONCEPTS INC., a body politic and corporate, duly incorporated according to the laws of Barbados, having its head office located at 205-207 Dowell House, Roebuck Street, Bridgetown, Barbados, represented by GDA International Trustees Inc., duly authorized as they so declare, hereinafter referred to as the

                                    "GATOR"

AND: TELEHUBLINK CORPORATION, a body politic and corporate, duly incorporated according to the laws of Delaware, having a permanent establishment located at 1000, St-Antoine Street, Suite 600, in the city and judicial district of Montreal, province of Quebec, Canada, represented by Bruce Young, duly authorized as he so declares, hereinafter referred to as the

                                   "TELEHUB"

PREAMBLE
--------

WHEREAS GATOR and TELEHUB have entered into a license agreement as of May 1/st/, 2000 (the "License Agreement");

WHEREAS the parties wish to modify the License Agreement;

NOW, THEREFORE, THE PARTIES HERETO WITNESSETH THEIR COVENANT AS FOLLOWS:

1.   PREAMBLE
     --------

     The Preamble to the present Agreement shall form part of the Agreement itself as if it were enumerated at length herein.

2.   MODIFICATION TO THE ROYALTIES PAYABLE
     -------------------------------------

     Section 8 of the License Agreement is modified as follows

          a.   ROYALTIES
               ---------

               In consideration of the License granted herein, the Licensee shall pay to the Licensor THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00) as royalties which royalty payment shall be made in the manner provided hereinbelow on

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3.   OTHER MODIFICATIONS
     -------------------

     Section 10 of the License Agreement is modified as follows:

          10.  OMITTED VOLUNTARY
               -----------------
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                                       3

3.   GOVERNING LAW
     -------------

     This Agreement is to be interpreted and construed in accordance with the laws of Barbados.

4.   ENTIRE AGREEMENT
     ----------------

     This Agreement contains the entire understanding of the parties and there are no representations, warranties, promises, or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto.


IN WITNESS WHEREOF, THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL TAKE EFFECT AS OF THE DATE AND YEAR FIRST WRITTEN ABOVE.

GATOR MARKETING CONCEPTS INC.


Per: ________________________________
     GDA International Trustees Inc.
     Per. Dale Marshall

TELEHUBLINK CORPORATION


Per: /s/ Bruce Young
     ---------------------------------
     Bruce Young